Borrowings	6 Months Ended
Jun. 30, 2022
Debt Disclosure [Abstract]
Borrowings

NOTE 6: BORROWINGS

Borrowings, as of June 30, 2022 and December 31, 2021, consisted of the following:

Facility	June 30, 2022	December 31, 2021
Secured Credit Facilities	$185,930	$—
2022 Senior Secured Notes	90,000	155,000
2022 Notes	—	455,466
2024 Notes	8,626	8,626
NSM Loan (incl. accrued interest $306)	—	48,879
$115.0 million NSM Loan (incl. accrued interest $571)	—	64,630
NSM Loan I	127,632	—
NSM Loan II	135,000	—
Convertible Debenture	47,637	—
Sale and Leaseback Agreements	137,802	114,837
2025 Logistics Senior Notes	500,000	500,000
Navios Logistics other long-term loans and notes payable	58,804	58,376
Total borrowings	1,291,431	1,405,814
Less: current portion, net	(165,662)	(307,451)
Less: deferred finance costs, net	(19,542)	(19,330)
Total long-term borrowings	$1,106,227	$1,079,033

Navios Holdings Debt

2022 Senior Secured Notes

On November 21, 2017, the Company and its wholly owned subsidiary, Navios Maritime Finance II (US) Inc. (together with the Company, the “Co-Issuers”) issued $305,000 of 11.25% Senior Notes due 2022, at a price of 97%.

During the three and six month periods ended June 30, 2022, the Company redeemed an aggregate principal amount of $40,000 and 65,000, respectively, of its 2022 Senior Secured Notes at a redemption price equal to 100.00% of the aggregate principal amount thereof, plus accrued and unpaid interest to, but excluding, the respective redemption dates. No redemptions took place during the three and six month periods ended June 30, 2021. For the three and six month periods ended June 30, 2022, the Company wrote off $106 and $221, respectively, of deferred financing costs associated with the redemptions and is included in the interim condensed consolidated statement of comprehensive income under the caption “(Loss)/gain on bond extinguishment”. In July 2022, the Company redeemed an aggregate principal amount of $10,000 of its 2022 Senior Secured Notes.

In August 2022, the Company fully redeemed the outstanding balance of $80,000 on the 2022 Senior Secured Notes using cash received from the Transaction and the amount of $142 relating to deferred financing costs was written off. For further information see Note 16 “Subsequent Events” in the interim condensed consolidated financial statements.

2022 Notes

On November 29, 2013, the Co-Issuers completed the sale of $650,000 of 7.375% First Priority Ship Mortgage Notes due 2022 (the “2022 Notes”). During the three and six month periods ended June 30, 2021, the Company repurchased $14,356 in par value of the 2022 Notes for cash consideration of $12,454 resulting in a gain on bond extinguishment of $1,873, net of deferred financing costs written-off.

In January 2022, the Company fully repaid the outstanding balance of $455,466 on the 2022 Notes using (i) $206,725 under two credit facilities with commercial banks; (ii) $77,000 under four sale and leaseback agreements; (iii) $100,000 of additional financing from NSM; and (iv) cash from operations. In addition, as of December 31, 2021, $158,873 of 2022 Notes held by the Company that had previously been pledged as collateral to NSM, were cancelled.

2024 Notes

On March 21, 2019, Navios Holdings issued $4,747 of 9.75% Senior Notes due 2024 (the “2024 Notes”) as an exchange for a total of 10,930 Series H shares which were validly tendered as of that date. For additional information on the Series H shares, see Note 10 “Preferred and Common Stock” to the interim condensed consolidated financial statements.

On April 21, 2019, Navios Holdings issued $3,879 of the 2024 Notes as an exchange for a total of 8,841 Series G shares which were validly tendered as of that date. For additional information on the Series G shares, see Note 10 “Preferred and Common Stock” to the interim condensed consolidated financial statements.

The 2024 Notes are Navios Holdings’ senior unsecured general obligations and rank senior in right of payment to any of Navios Holding’s existing and future debt that expressly provides that it is subordinated to the 2024 Notes, pari passu in right of payment with all of Navios Holding’s existing and future senior obligations, structurally subordinated in right of payment to the obligations of Navios Holding’s subsidiaries, and effectively subordinated in right of payment to any existing and future obligations of Navios Holdings that are secured by property or assets that do not secure the 2024 Notes, including the 2022 Senior Secured Notes and the 2022 Notes, to the extent of the value of any such property and assets securing such other obligations. The 2024 Notes are not guaranteed by any of Navios Holdings’ subsidiaries.

The indenture governing the 2024 Notes does not contain restrictive covenants but does include customary events of default.

Navios Holdings has the option to redeem the 2024 Notes, in whole or in part, at any time, at a redemption price equal to 100% of the principal amount of the 2024 Notes to be redeemed, plus accrued interest.

Secured Credit Facilities

Hamburg Commercial Bank AG

In December 2021, Navios Holdings entered into a loan agreement with Hamburg Commercial Bank AG (“HCOB”) for an amount of $101,750, for the refinancing of seven dry bulk vessels. On January 5, 2022, the amount under this facility was fully drawn. The loan bore interest at a rate of LIBOR plus a margin, which ranged from 3.25% per annum to 4.50% per annum. In March 2022, Navios Holdings prepaid an amount of $10,380 and one dry bulk vessel was released. The remaining loan balance of $91,345 was repayable in eight quarterly installments of $3,915, beginning three months from the date of the initial drawdown, with a final balloon payment of $60,027 on the last repayment date. The loan facility required compliance with certain covenants, as described below. As of June 30, 2022, the outstanding balance under this facility was $87,430.

As of September 8, 2022 the outstanding balance of the secured credit facility was assumed by Navios Partners pursuant to the Transaction. For further information see Note 16 “Subsequent Events” in the interim condensed consolidated financial statements.

Credit Agricole CIB/ BNP Paribas

In December 2021, Navios Holdings entered into a loan agreement with Credit Agricole CIB (“CACIB”) and BNP Paribas (“BNPP”) for an amount of $105,000, for the refinancing of seven dry bulk vessels. On January 5, 2022, the amount under this facility was fully drawn. The loan bore interest at a rate of LIBOR plus a margin, which ranged from 2.85% per annum to 3.75% per annum. The loan was repayable in four quarterly installments of $6,500, beginning three months from the date of the initial drawdown, followed by eight consecutive quarterly installments of $4,750 with a final balloon payment of $41,000 on the last repayment date. The loan facility required compliance with certain covenants, as described below. As of June 30, 2022, the outstanding balance under this facility was $98,500.

As of September 8, 2022 the outstanding balance of the secured credit facility was assumed by Navios Partners pursuant to the Transaction. For further information see Note 16 “Subsequent Events” in the interim condensed consolidated financial statements.

The facilities were secured by first priority mortgages on certain of Navios Holdings’ vessels and other collateral.

The credit facilities contained a number of restrictive covenants that limited Navios Holdings and/or certain of its subsidiaries from, among other things: incurring or guaranteeing indebtedness; entering into affiliate transactions; charging, pledging or encumbering the vessels securing such facilities; changing the flag, class, management or ownership of certain Navios Holdings’ vessels; changing the commercial and technical management of certain Navios Holdings’ vessels; selling or changing the ownership of certain Navios Holdings’ vessels; and subordinating the obligations under the credit facilities to any general and administrative costs relating to the vessels. The credit facilities also required the vessels to comply with the ISM Code and ISPS Code and to maintain valid safety management certificates and documents of compliance at all times. Additionally, the credit facilities required compliance with the covenants contained in the indentures governing the 2022 Senior Secured Notes and the 2024 Notes. Among other events, it would have been an event of default under the credit facilities if the Company failed to maintain the financial covenants or if Angeliki Frangou and her affiliate companies owned (in the aggregate) less than 10% of the outstanding share capital of Navios Holdings.

The Company’s secured credit facilities required compliance with maintenance covenants. Depending on the facility, these covenants included: (i) value-to-loan ratio covenants based on charter-free valuations, ranging from over 125% to 133%; (ii) minimum liquidity, as defined in the credit facilities, of $10,000; (iii) total debt divided by total assets, as defined in each credit facility, of 75%; and (iv) net worth, as defined in the credit facility, of $125,000.

As of June 30, 2022, the Company was in compliance with all of the covenants under each of its credit facilities.

NSM Loan I

In December 2021, Navios Holdings entered into an amended and restated loan agreement to the existing NSM Loan (as defined herein) dated August 29, 2019 (the “NSM Loan I”). Pursuant to NSM Loan I, a wholly owned subsidiary of NSM made available to the Company a secured term loan of up to $127,632, in two tranches. The first tranche of $48,573 represented borrowings already made available to the Company under the NSM Loan and the second tranche of $79,059 represented new borrowings made available, in exchange for the release by NSM of certain existing collateral. As of June 30, 2022, the total outstanding balance of this facility amounted to $127,632 and is presented under the caption “Loans payable to affiliate companies, net of current portion”. The amount of $11,204 of accrued payment in kind (“PIK”) interest at 18% is included under the caption “Convertible debenture payable to affiliate companies”. For information on the NSM Loan and NSM Loan I, see Note 9 “Transactions with Related Parties” in the interim condensed consolidated financial statements.

In the third quarter of 2022, the outstanding balance under NSM Loan I was fully repaid using cash received from the Transaction. For further information see Note 16 “Subsequent Events” in the interim condensed consolidated financial statements.

NSM Loan II

In December 2021, Navios Holdings entered an amended and restated loan agreement to the existing $115.0 million NSM Loan (as defined herein) dated June 29, 2021 (the “NSM Loan II” and, together with NSM Loan I, the “NSM Loans”). Pursuant to NSM Loan II, a wholly-owned subsidiary of NSM made up to $135,000 available to the Company under a secured term loan in two tranches. The first tranche of $64,059 represented outstanding borrowings already made available under the $115.0 million NSM Loan and the second tranche of $70,941 represented new borrowings made available, in exchange for the release by NSM of certain existing collateral. As of June 30, 2022, the total outstanding balance of this facility amounted to $135,000 and is presented under the caption “Loans payable to affiliate companies, net of current portion”, and an amount of $11,850 of accrued PIK interest at 18% is included under the caption “Convertible debenture payable to affiliate companies”. For information on the $115.0 million NSM Loan and NSM Loan II, see Note 9 “Transactions with Related Parties” in the interim condensed consolidated financial statements.

In the third quarter of 2022, the outstanding balance under NSM Loan II was fully repaid using cash received from the Transaction. For further information see Note 16 “Subsequent Events” in the interim condensed consolidated financial statements.

Upon completion of the refinancing in January 2022, NSM received an upfront fee in respect of the NSM Loan I and the NSM Loan II of $24,000 in the form of a Convertible Debenture and is included in the interim condensed consolidated statement of comprehensive income under the caption “Non-operating other finance cost”. The agreements also provide for prepayment premiums ranging from 5%-10% during the first 36 months of the term which is payable in the form of Convertible Debenture, described below.

Convertible Debenture

In December 2021, Navios Holdings entered into a convertible debenture with NSM (the “Convertible Debenture”), covering certain payments under the NSM Loans including an upfront fee of $24,000, accrued interest, and prepayment fees. The lender has the option to convert any portion of the outstanding balance under the Convertible Debenture into shares of common stock of Navios Holdings pursuant to an agreed-upon mechanism. The Convertible Debenture has a term of five years and bears interest at the rate of 4% PIK, payable at maturity, if not earlier converted into shares of our common stock. As of June 30, 2022, the total outstanding balance of the Convertible Debenture amounted to $47,637, including $23,637, which consists of the accrued PIK interest at 18% on the NSM Loan I and II and the 4% PIK interest, amounting to $11,204, $11,850 and $583, respectively, and is presented under the caption “Convertible debenture payable to affiliate companies”. For information on the Convertible Debenture, see Note 9 “Transactions with Related Parties” in the interim condensed consolidated financial statements.

Following the repayments of the NSM Loan I and NSM Loan II described above, the applicable prepayment fee paid via increase of the Convertible Debenture is $61,730

Sale and Leaseback Agreements

In the first quarter of 2020, the Company entered into two sale and leaseback agreements of $68,000 in total, with unrelated third parties for two Capesize vessels. Navios Holdings had no purchase obligation to acquire the vessels at the end of the lease term, however, it was reasonably certain that respective purchase options would be exercised and under ASC 842-40, the transfer of the vessels were determined to be a failed sale. In accordance with ASC 842-40, the Company did not derecognize the respective vessels from its balance sheet and accounted for the amounts received under the sale and leaseback agreements as a financial liability.

The sale and leaseback agreements for the two Capesize vessels were repayable by 144 consecutive monthly payments of approximately $224 and $238 each, commencing as of January 2020 and March 2020, respectively. The agreements mature in the fourth quarter of 2031 and first quarter of 2032, respectively, with a balloon payment of $750 per vessel on the last repayment date.

In December 2021, Navios Holdings entered into four new sale and leaseback agreements of $77,000 in total, with unrelated third parties, in order to finance four dry bulk vessels. In December 2021, three of the four new sale and leaseback agreements were drawn down amounting to $58,000 in total.

Two dry bulk vessels were repayable by 96 consecutive payments of approximately $481 each, commencing as of December 2021. One dry bulk vessel was repayable by 72 consecutive monthly payments of approximately $688, commencing as of December 2021. Two of the agreements mature in the fourth quarter of 2029 and one in the fourth quarter of 2027, respectively, with a balloon payment of $3,600 each for two dry bulk vessels and $3,500 for one dry bulk vessel on the last repayment date. The fourth sale and leaseback agreement amounting to $19,000 was drawn down in January 2022, and was repayable by 84 consecutive monthly payments of approximately $643. The fourth sale and leaseback agreement matures in the first quarter of 2029 with a balloon payment of $1,000.

In March 2022, Navios Holdings entered into a sale and leaseback agreement to finance one dry bulk vessel. The fifth sale and leaseback agreement amounting to $12,000 was drawn down in March 2022, and was repayable by 60 consecutive monthly payments of approximately $521. The fifth sale and leaseback agreement matures in the first quarter of 2027 with a balloon payment of $1,600.

As of June 30, 2022, the outstanding balance under the sale and leaseback agreements was $137,802 in total.

In the third quarter of 2022, Navios Holdings completed the acquisition of a previously chartered-in vessel, Navios Sky. Please see also Note 15 “Leases” to the interim condensed consolidated financial statements. In the third quarter of 2022, the Company entered into a sale and leaseback agreement to finance a dry bulk vessel. The eighth sale and leaseback agreement amounting to $22,000 was drawn down in the third quarter 2022, and was repayable by 120 consecutive monthly payments of approximately $158. The eighth sale and leaseback agreement matures in the third quarter of 2032 with a balloon payment of $3,000.

The sale and leaseback agreements had no financial covenants.

As of September 8, 2022 the outstanding balances of the sale and leaseback agreements were assumed by Navios Partners pursuant to the Transaction. For further information see Note 16 “Subsequent Events” in the interim condensed consolidated financial statements.

Navios Logistics Debt

2025 Logistics Senior Notes

On July 8, 2020, Navios Logistics and its wholly-owned subsidiary Navios Logistics Finance (US) Inc. (“Logistics Finance” and, together with Navios Logistics (the “Logistics Co-Issuers”) issued $500,000 in aggregate principal amount of senior secured notes due on July 1, 2025, at a fixed rate of 10.75% (the “2025 Logistics Senior Notes”).

On or after August 1, 2022, the Logistics Co-Issuers may redeem some or all of the 2025 Logistics Senior Notes at the redemption prices set forth in the indenture governing the 2025 Logistics Senior Notes. In addition, before August 1, 2022, the Logistics Co-Issuers may redeem up to 35% of the aggregate principal amount of the 2025 Logistics Senior Notes at a price equal to 110.750% of the principal amount of the 2025 Logistics Senior Notes to be redeemed plus accrued and unpaid interest, if any, to the redemption date with an amount equal to the net cash proceeds of one or more equity offerings so long as at least 50% of the originally issued aggregate principal amount of the 2025 Logistics Senior Notes remains outstanding. Prior to August 1, 2022, the Logistics Co-Issuers may also redeem all or a part of the 2025 Logistics Senior Notes at a redemption price equal to the sum of: (a) 100% of the principal amount of the 2025 Logistics Senior Notes to be redeemed; plus (b) the applicable “make-whole” premium described in the Indenture governing the 2025 Logistics Senior Notes, plus (c) accrued and unpaid interest, if any, on the 2025 Logistics Senior Notes to be redeemed, to (but excluding) the applicable redemption date, subject to the right of holders of notes on the relevant record date to receive interest due on all the relevant interest payment dates. The Logistics Co-Issuers may also redeem all, but not less than all, of the 2025 Logistics Senior Notes at a price equal to 100% of the principal amount plus accrued and unpaid interest, if any, upon certain changes in law that would trigger the payment of withholding taxes. Furthermore, upon the occurrence of certain change of control events, the Logistics Co-Issuers may be required to offer to purchase 2025 Logistics Senior Notes from holders at a price equal to 101% of the principal amount plus accrued and unpaid interest, if any.

The 2025 Logistics Senior Notes are senior secured obligations of the Logistics Co-Issuers and rank equal in right of payment to all of their existing and future senior indebtedness and senior in right of payment to all of their future subordinated indebtedness. The 2025 Logistics Senior Notes are fully and unconditionally guaranteed, jointly and severally, by all of the Navios Logistics’ direct and indirect subsidiaries, other than the Logistics Co-Issuer. The 2025 Logistics Senior Notes are secured by (i) first priority ship mortgages on four tanker vessels servicing the Navios Logistics’ cabotage business (the (1) Elena H, (2) Makenita H, (3) Sara H and (4) He Man H) owned by certain subsidiary guarantors (such guarantors, the “Mortgaged Vessel Guarantors”) and related assignments of earnings and insurance together with a first priority lien on the capital stock of each Mortgaged Vessel Guarantor; and (ii) an assignment by way of security of the Vale port contract (collectively, the “Collateral”).

The 2025 Logistics Senior Notes are effectively senior to all existing and future obligations of the subsidiary guarantors that own Collateral to the extent of the value of the Collateral but effectively junior to any existing and future secured obligations of the Logistics Co-Issuers and the subsidiary guarantors that are secured by assets other than the Collateral to the extent of the value of any assets securing such other obligations. The indenture governing the 2025 Logistics Senior Notes contains restrictive covenants that limit, among other things, the ability of the Logistics Co-Issuers and their restricted subsidiaries to incur additional indebtedness, pay dividends and make distributions on common and preferred stock, make other restricted payments, make investments, incur liens, consolidate, merge, sell or otherwise dispose of all or substantially all of their assets and enter into certain transactions with affiliate companies, in each case, subject to exclusions, and other customary covenants. The indenture governing the 2025 Logistics Senior Notes also contains customary events of default.

The Logistics Co-Issuers were in compliance with the covenants as of June 30, 2022.

As of June 30, 2022 and December 31, 2021, deferred financing costs associated with the 2025 Logistics Senior Notes amounted to $14,403 and $15,927, respectively.

Navios Logistics Other Long-term Loans and Notes Payable

On February 28, 2022, Navios Logistics entered into a $7,000 loan facility with Alpha Bank (the “2022 Navios Logistics Alpha Bank Loan”) in order to repay existing debt under the Navios Logistics Alpha Bank Loan. The 2022 Navios Logistics Alpha Bank Loan bears interest at a rate of the Secured Overnight Financing Rate (“SOFR”) plus 315 basis points. The 2022 Navios Logistics Alpha Bank Loan is repayable in twelve quarterly installments, beginning on August 18, 2022, with a final balloon payment of $2,800 on the last repayment date. On May 18, 2022, the amount available under this facility was fully drawn and the outstanding amount of was $7,000. As of June 30, 2022 and December 31, 2021, unamortized deferred finance costs associated with the 2022 Navios Logistics Alpha Bank Loan amounted to $87 and $99, respectively.

On March 23, 2022, Navios Logistics entered into a $25,000 loan facility with Banco Bilbao Vizcaya Argentaria (the “2022 Navios Logistics BBVA Facility”). The 2022 Navios Logistics BBVA Facility was used to repay existing debt with BBVA and for general corporate purposes. The 2022 Navios Logistics BBVA Facility bears interest at a rate of 4.25% per annum, is repayable in quarterly installments with final maturity on July 1, 2025 and is secured by assignments of certain receivables. As of June 30, 2022, Navios Logistics had drawn a total of $17,000 on the 2022 Navios Logistics BBVA Facility and the outstanding balance was $17,000.

On March 25, 2022, Navios Logistics entered into a $5,000 loan facility with Banco Santander S.A. (the “Navios Logistics Santander Facility”) for general corporate purposes. The Navios Logistics Santander Facility bears interest at a rate of 4.20% per annum, is repayable in twelve equal quarterly installments with final maturity on March 7, 2026 and is secured by assignments of certain receivables. As of June 30, 2022, Navios Logistics had drawn the total available amount and the outstanding balance was $4,711.

As of June 30, 2022, Navios Logistics had long-term loans and notes payable, with a total outstanding balance of $58,804, including the three above mentioned financings. The purpose of the facilities was to finance the construction of its Dry Port Terminal, the acquisition of vessels, or for general corporate purposes. The facilities are mainly denominated in U.S. dollars and bear interest based on LIBOR or SOFR plus spread ranging from 3.15% to 8.50% per annum. The facilities are repayable in installments and have maturities ranging from March 2024 to March 2026. See also the maturity table included below.

During the six month period ended June 30, 2022, the Company paid $39,035 related to scheduled repayment installments on its secured credit facilities, and $131,012 related to prepayments of four of the Company’s credit facilities. During the six month period ended June 30, 2022, the proceeds from the NSM Loans were $262,632, the proceeds from long term debt were $235,725 and the proceeds from the two sale and leaseback agreements were $31,000.

During the six month period ended June 30, 2021, the Company paid, $79,071 related to scheduled repayment installments under its secured credit facilities and, $36,199 related to the prepayment of four of Navios Holdings’ credit facilities.

The annualized weighted average interest rates of the Company’s total borrowings for the three and six month periods ended June 30, 2022 were 10.17% and 10.05%, respectively. The annualized weighted average interest rates of the Company’s total borrowings for the three and six month periods ended June 30, 2021 were 9.34% and 9.33%, respectively.

The maturity table below reflects the principal payments for the next five years and thereafter of all borrowings of Navios Holdings (including Navios Logistics) outstanding as of June 30, 2022, based on the repayment schedules of the respective loan facilities and the outstanding amount due under the debt securities.

Payment due by period
June 30, 2023	$167,099
June 30, 2024	176,407
June 30, 2025	126,501
June 30, 2026	750,798
June 30, 2027	17,695
June 30, 2028 and thereafter	52,931
Total	$1,291,431